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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    33-99324                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             1100 North King Street
                              Wilmington, DE 19801
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

Item 5.     OTHER EVENTS

The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended December 31, 1996.

      20.2 Series 1994-B Certificateholders' Statement for the month ended December 31, 1996.

      20.3 Series 1994-C Certificateholders' Statement for the month ended December 31, 1996.

      20.4 Series 1994-D Certificateholders' Statement for the month ended December 31, 1996.

      20.5 Series 1995-A Certificateholders' Statement for the month ended December 31, 1996.

      20.6 Series 1995-B Certificateholders' Statement for the month ended December 31, 1996.

      20.7 Series 1995-C Certificateholders' Statement for the month ended December 31, 1996.

      20.8 Series 1995-D Certificateholders' Statement for the month ended December 31, 1996.

      20.9 Series 1995-E Certificateholders' Statement for the month ended December 31, 1996.

     20.10 Series 1995-F Certificateholders' Statement for the month ended December 31, 1996.

     20.11 Series 1995-I Certificateholders' Statement for the month ended December 31, 1996.

     20.12 Series 1995-J Certificateholders' Statement for the month ended December 31, 1996.

     20.13 Series 1996-A Certificateholders' Statement for the month ended December 31, 1996.

     20.14 Series 1996-B Certificateholders' Statement for the month ended December 31, 1996.

     20.15 Series 1996-C Certificateholders' Statement for the month ended December 31, 1996.

     20.16 Series 1996-D Certificateholders' Statement for the month ended December 31, 1996.

     20.17 Series 1996-E Certificateholders' Statement for the month ended December 31, 1996.

     20.18 Series 1996-G Certificateholders' Statement for the month ended December 31, 1996.

     20.19 Series 1996-H Certificateholders' Statement for the month ended December 31, 1996.

     20.20 Series 1996-J Certificateholders' Statement for the month ended December 31, 1996.

     20.21 Series 1996-K Certificateholders' Statement for the month ended December 31, 1996.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended December 31, 1996.

     99.2. Series 1994-B Key Performance Factors for the month ended December 31, 1996.

     99.3. Series 1994-C Key Performance Factors for the month ended December 31, 1996.

     99.4. Series 1994-D Key Performance Factors for the month ended December 31, 1996.

     99.5. Series 1995-A Key Performance Factors for the month ended December 31, 1996.

     99.6. Series 1995-B Key Performance Factors for the month ended December 31, 1996.

     99.7. Series 1995-C Key Performance Factors for the month ended December 31, 1996.

     99.8. Series 1995-D Key Performance Factors for the month ended December 31, 1996.

     99.9. Series 1995-E Key Performance Factors for the month ended December 31, 1996.

    99.10. Series 1995-F Key Performance Factors for the month ended December 31, 1996.

    99.11. Series 1995-I Key Performance Factors for the month ended December 31, 1996.

    99.12. Series 1995-J Key Performance Factors for the month ended December 31, 1996.

    99.13. Series 1996-A Key Performance Factors for the month ended December 31, 1996.

    99.14. Series 1996-B Key Performance Factors for the month ended December 31, 1996.

    99.15. Series 1996-C Key Performance Factors for the month ended December 31, 1996.

    99.16. Series 1996-D Key Performance Factors for the month ended December 31, 1996.

    99.17. Series 1996-E Key Performance Factors for the month ended December 31, 1996.

    99.18. Series 1996-G Key Performance Factors for the month ended December 31, 1996.

    99.19. Series 1996-H Key Performance Factors for the month ended December 31, 1996.

    99.20. Series 1996-J Key Performance Factors for the month ended December 31, 1996.

    99.21. Series 1996-K Key Performance Factors for the month ended December 31, 1996.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 14, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President